SUMMARY PROSPECTUS ï DECEMBER 30, 2009 Van Kampen High Yield Fund

Class / Ticker  A ACHYX  B ACHZX  C ACHWX  I ACHVX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.vankampen.com/highyield. You can also get this information at no cost by calling 800-847-2424 or by sending an e-mail request to prospectus.vk@vankampen.com. The Fund’s prospectus and Statement of Additional Information (“SAI”), both dated December 30, 2009, the Fund’s audited financial statements for the fiscal year ended August 31, 2009, including the notes thereto, and the report of Ernst & Young LLP, included in the Fund’s annual report dated August 31, 2009, are all incorporated by reference into this Summary Prospectus. The Fund’s SAI and annual report may be obtained, free of charge, in the same manner as the Fund’s prospectus.

Investment Objectives
The Fund’s primary investment objective is to seek to maximize current income. Capital appreciation is a secondary objective which is sought only when consistent with the Fund’s primary investment objective.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Van Kampen funds. More information about these and other discounts is available from your financial professional and in the “Purchase of Shares” section beginning on page 17 of the Fund’s prospectus.

	Class A	Class B	Class C	Class I
	Shares	Shares	Shares	Shares

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None	None

Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	4.00%[1]	1.00%[2]	None

Maximum sales charge (load) imposed on reinvested dividends (as a percentage of net assets)	None	None	None	None

Redemption Fee (as a percentage of amount redeemed)[3]	2.00%	2.00%	2.00%	2.00%

Exchange Fee (as a percentage of amount exchanged)[3]	2.00%	2.00%	2.00%	2.00%

Account Maintenance (Low Balance) Fee (for accounts generally under $750)	$12/yr	$12/yr	$12/yr	$12/yr

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.42%	0.42%	0.42%	0.42%

Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	None

Other expenses	0.36%	0.36%	0.36%	0.36%

Total annual fund operating expenses	1.03%	1.78%	1.78%	0.78%

1	The maximum deferred sales charge is 4.00% in the first year after purchase, 4.00% in the second year, 3.00% in the third year; 2.50% in the fourth year, 1.50% during the fifth year after purchase and zero thereafter. See “Purchase of Shares — Class B Shares” in the Fund’s prospectus.
2	The maximum deferred sales charge is 1.00% in the first year after purchase and zero thereafter. See “Purchase of Shares — Class C Shares” in the Fund’s prospectus.
3	The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within 30 days of purchase. See “Redemption of Shares” in the Fund’s prospectus for more information on when the fees apply.

Example:
The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class A Shares	$575	$787	$1,017	$1,675

Class B Shares	$581	$860	$1,114	$1,897

Class C Shares	$281	$560	$964	$2,095

Class I Shares	$80	$249	$433	$966

You would pay the following expenses if you did not redeem your shares:

Class A Shares	$575	$787	$1,017	$1,675

Class B Shares	$181	$560	$964	$1,897

Class C Shares	$181	$560	$964	$2,095

Class I Shares	$80	$249	$433	$966

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 121% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund’s investment adviser seeks to achieve the Fund’s investment objectives by investing primarily in a portfolio of high-yielding, high-risk bonds and other income securities, such as convertible securities and preferred stock. The Fund buys and sells medium- and lower-grade securities with a view towards seeking a high level of current income and capital appreciation over the long-term. Lower-grade securities are commonly referred to as “junk bonds”. The Fund invests in a broad range of income securities represented by various companies and industries and traded on various markets. In selecting securities for investment, the Fund’s investment adviser seeks to identify securities which entail reasonable credit risk considered in relation to the Fund’s investment policies. The Fund’s investment adviser uses an investment strategy of fundamental credit analysis and emphasizes issuers that it believes will remain financially sound and perform well in a range of market conditions. Portfolio securities are typically sold when the fundamental assessment of an issuer by the Fund’s investment adviser materially changes.

Under normal market conditions, the Fund invests at least 65% of its total assets in corporate bonds and other income securities with maturities greater than one year. The Fund may invest a portion or all of its total assets in securities issued by foreign governments or foreign corporations; provided, however, that the Fund may not invest more than 30% of its total assets in non-U.S. dollar denominated securities. The Fund may purchase and sell certain instruments known as “derivatives”, such as options, futures contracts, options on futures contracts, swaps and structured products (collectively, also referred to in the Fund’s prospectus as Strategic Transactions), for various portfolio management purposes and to mitigate risks. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index.

Principal Investment Risks
An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objectives. An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. The credit quality of noninvestment-grade securities is considered speculative by recognized rating agencies with respect to the issuer’s continuing ability to pay interest and principal. Lower-grade securities (also sometimes known as “junk bonds”) may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund’s interests in such securities. The credit risks and market prices of medium- and lower-grade securities, especially those with longer maturities or those that do not make regular interest payments, generally are more sensitive to negative issuer developments or adverse economic conditions and may be more volatile than are higher-grade securities.

•	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in income securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among income securities with longer maturities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying security.

•	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates and credit risk, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.

•	Call risk. If interest rates fall, it is possible that issuers of income securities with high interest rates will prepay or “call” their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

•	Foreign risks. The risks of investing in securities of foreign issuers including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

•	Risks of using derivative instruments. Risks of derivatives include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

Annual Performance
One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund’s Class A Shares over the ten calendar years prior to the date of the Fund’s prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. The actual annual returns of Class B Shares, Class C Shares and Class I Shares would have similar variability from year to year as shown for the Fund’s Class A Shares; however, the actual annual returns of such classes of shares will differ from that shown for Class A Shares. Remember that past performance of the Fund is not indicative of its future performance.

Annual Return

The Fund’s return for the nine-month period ended September 30, 2009 for Class A Shares was 35.35%. Updated performance information for the Fund is available on our web site at www.vankampen.com. As a result of market activity, current performance may vary from the figures shown.

During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 8.27% (for the quarter ended June 30, 2003) and the lowest quarterly return for Class A Shares was –14.39% (for the quarter ended December 31, 2008).

Comparative Performance
As a basis for evaluating the Fund’s performance and risks, the table below shows how the Fund’s performance compares with Barclays Capital U.S. Corporate High Yield - 2% Issuer Cap Index, a broad-based market index that the Fund’s investment adviser believes is an appropriate benchmark for the Fund, and Lipper High Current Yield Bond Funds Index, an index of funds with similar investment objectives. The Barclays Capital U.S. Corporate High Yield - 2% Issuer Cap Index is an unmanaged, broad-based index that reflects the general performance of the U.S. dollar denominated, fixed-rate, non-investment grade, taxable corporate bond market. Issuers are capped at 2% of the index. The Lipper High Current Yield Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper High Current Yield Bond Funds classification. There are currently 30 funds represented in this index. The Fund’s performance figures include the maximum sales charges paid by investors. The indices’ performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices.

In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund’s Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund’s Class B Shares, Class C Shares and Class I Shares will vary from the Class A Shares’ returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. Generally, after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after-tax return may be higher than the before-tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2008 (the most recently completed calendar year prior to the date of the Fund’s prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance. The “Past 10 Years” performance information shown below for Class B Shares reflects the conversion of such shares into Class A Shares eight years after the end of the calendar month in which the shares were purchased. The “Since Inception” performance information shown below for Class I Shares and the corresponding performance information for the Barclays Capital U.S. Corporate High Yield -2% Issuer Cap Index and the Lipper High Current Yield Bond Funds Index is provided since March 23, 2005.

			Past
Average Annual Total Returns			10 Years
for the Periods Ended	Past	Past	or Since
December 31, 2008	1 Year	5 Years	Inception

Class A Shares

Return Before Taxes	–27.04%	–1.67%	–0.42%

Return After Taxes on Distributions	–29.18%	–4.15%	–3.59%

Return After Taxes on Distributions and Sale of Fund Shares	–17.34%	–2.61%	–2.07%

Barclays Capital U.S. Corporate High Yield - 2% Issuer Cap Index	–25.88%	–0.84%	2.28%

Lipper High Current Yield Bond Funds Index	–28.84%	–1.87%	0.49%

			Past
Average Annual Total Returns			10 Years
for the Periods Ended	Past	Past	or Since
December 31, 2008	1 Year	5 Years	Inception

Class B Shares

Return Before Taxes	–26.75%	–1.63%	–0.52%

Barclays Capital U.S. Corporate High Yield - 2% Issuer Cap Index	–25.88%	–0.84%	2.28%

Lipper High Current Yield Bond Funds Index	–28.84%	–1.87%	0.49%

Class C Shares

Return Before Taxes	–24.66%	–1.39%	–0.67%

Barclays Capital U.S. Corporate High Yield - 2% Issuer Cap Index	–25.88%	–0.84%	2.28%

Lipper High Current Yield Bond Funds Index	–28.84%	–1.87%	0.49%

Class I Shares

Return Before Taxes	–23.16%	N/A	–3.05%

Barclays Capital U.S. Corporate High Yield - 2% Issuer Cap Index	–25.88%	N/A	–3.58%

Lipper High Current Yield Bond Funds Index	–28.84%	N/A	–4.76%

N/A = Not Applicable

The current yield for the thirty-day period ended August 31, 2009 is 7.79% for Class A Shares, 7.35% for Class B Shares, 7.50% for Class C Shares and 8.38% for Class I Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 847-2424 or by visiting our web site at www.vankampen.com.

Investment Advisory Services
Van Kampen Asset Management is the Fund’s investment adviser (the “Adviser”). Information about the current persons jointly and primarily responsible for the day-to-day management of the Fund’s portfolio is shown below:

		Date Began
Name	Title with Adviser	Managing Fund

Dennis M. Schaney	Managing Director	2008

Andrew Findling	Executive Director	2008

Purchase and Sale of Fund Shares
The minimum initial investment amount for Class A Shares, Class B Shares and Class C Shares is $1,000 for each such class of shares for regular accounts and retirement accounts; and $50 for each such class of shares for accounts participating in a systematic investment program established directly with the Fund. The minimum subsequent investment is $50 for each such class of shares and all account types. Class I Shares, which are generally available for purchase only by eligible institutions, retirement accounts and fee-based investment programs, have no minimum initial or subsequent investment requirements, provided the other eligibility requirements for purchase are met. For more information, see “Purchase of Shares — How to Buy Shares” in the Fund’s prospectus.

The Fund’s shares are redeemable. Generally, holders of Class A Shares, Class B Shares and Class C Shares may redeem some or all of their shares without charge by the Fund (other than any applicable deferred sales charge) on any business day by written request (through an authorized dealer following procedures specified by such authorized dealer) or by telephone request by calling (800) 847-2424. Holders of Class I Shares must contact their plan administrator, program administrator or authorized dealer to redeem shares. Payment for shares redeemed generally will be made within seven days after receipt of request; certain telephone redemptions may be eligible for payment by wire transfer on the next business day.

Tax Information
Shareholders may receive distributions from the Fund of dividends and capital gains, which may be taxable to shareholders. Additionally, a sale of Fund shares is a taxable event for shares held in a taxable account. See “Federal Income Taxation” in the Fund’s prospectus.

Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Van Kampen Funds Inc. 522 Fifth Avenue New York, New York 10036 www.vankampen.com Copyright © 2009 Van Kampen Funds Inc. All rights reserved. Member FINRA/SIPC. Lit-Link: HYISUM 12/09